Calculation of interest income on notes receivable (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011
Interest Income And Other Income Net [Line Items]
Servicing fees collected	$ 23,040		$ 29,501
Subservicing fee payable to Ocwen	9,728		12,460
Net servicing fees retained by HLSS	13,312		17,041
Reduction in notes receivable - Rights to MSRs	2,732		3,516
Total	$ 10,580		$ 13,525